Exhibit 99.1

Bowman Announces Third Quarter 2023 Financial Results

Reston, Va., November 6, 2023 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering and infrastructure services firm supporting owners and developers of the built environment, today released financial results for the three and nine months ended September 30, 2023.

“I am extremely pleased with our strong third quarter results,” said Gary Bowman, Chairman and CEO of Bowman. “We delivered record gross revenue and demonstrated the margin leverage and operating cash flow our strategic growth initiative can deliver over time through increased scale. Tailwinds associated with transportation, energy and manufacturing funding are propelling infrastructure spending and continue to support our optimism about our ability to advance our revenue diversification efforts. Our backlog grew by 30% year-over-year, and we ended the quarter with a full pipeline of impactful new client assignments we expect to book during the fourth quarter. Acquisition activity has continued with two additional closings since the end of the third quarter with more expected by year-end. We feel confident about our markets, our employees, our positioning, and our prospects for a successful finish to 2023 and strong 2024.”

Financial highlights for the three months ended September 30, 2023, compared to September 30, 2022:

•	Gross revenue of $94.4 million, compared to $71.2 million, a 33% increase

•	Year-over-year organic gross revenue growth[1] of 11%

•	Net service billing[2] of $82.1 million, compared to $64.9 million, a 27% increase

•	Year-over-year organic net service billing growth of 9%

•	Net income of $1.2 million, compared to a net income of $3.4 million

•	Adjusted EBITDA[2] of $15.1 million, compared to $9.6 million, a 57% increase

•	Adjusted EBITDA margin, net [2] of 18.3% compared to 14.8%, a 350 bps increase

•	Gross backlog[2] of $299 million, compared to $230 million, a 30% increase

Financial highlights for the nine months ended September 30, 2023, compared to September 30, 2022:

•	Gross revenue of $253.3 million, compared to $186.1 million, a 36% increase

•	Year-over-year organic gross revenue growth[1] of 22%

•	Net service billing[2] of $223.5 million, compared to $169.0 million, a 32% increase

•	Year-over-year organic net service billing growth of 20%

•	Net income of $1.1 million, compared to a net income of $4.5 million

•	Adjusted EBITDA[2] of $35.8 million, compared to $24.6 million, a 46% increase

•	Adjusted EBITDA margin, net [2] of 16.0% compared to 14.6%, a 140 bps increase

Activity Under Stock Repurchase Program:

In November 2022, the Company’s Board of Directors authorized a stock repurchase program, (“Stock Repurchase Program”) to repurchase up to $10.0 million of the Company’s common stock. Repurchases of stock to cover taxes upon vesting do not apply to the program. During and subsequent to the three months ended September 30, 2023, pursuant to the Stock Repurchase Program, the Company has so far repurchased a total of 28,704 shares of its common stock at an average price of $25.94. As of November 6, 2023, the Company has $9.3 million remaining under the Stock Repurchase Program.

Introducing non-GAAP Adjusted Earnings per Share:

In connection with the release of financial results for the three and nine months ended September 30, 2023, the Company introduced the new non-GAAP financial metric of adjusted earnings per share (“Adjusted EPS”). To calculate Adjusted EPS, the Company adds back non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.6%, to derive the tax adjustment associated with the elimination of these expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.

For the three months ended September 30, 2023, compared to September 30, 2022:

•	Basic Adjusted EPS was $0.36 compared to $0.48

•	Diluted Adjusted EPS was $0.34 compared to $0.46

For the nine months ended September 30, 2023, compared to September 30, 2022:

•	Basic Adjusted EPS was $0.79 compared to $1.02

•	Diluted Adjusted EPS was $0.73 compared to $0.98

Narrowing FY 2023 Guidance and Introducing FY 2024 Guidance

The Company is adjusting its full year 2023 outlook for Net Service Billing2 to be in the range of $306 to $312 million and Adjusted EBITDA2 in the range of $48 to $52 million. The Company is introducing its full year 2024 outlook for Net Service Billing2 to be in the range of $345 to $360 million and Adjusted EBITDA2 in the range of $56 to $62 million. The current outlook for 2023 and 2024 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.

Q3 2023 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date:	November 7, 2023

Time:	9:00 a.m. Eastern Time

Hosts:	Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer

Where:	http://investors.bowman.com

[1]	Includes reclassification of Project Design Consultants and Anchor Engineering acquisitions as organic revenue.
[2]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is a national engineering services firm delivering infrastructure solutions to customers who own, develop, and maintain the built environment. With over 2,000 employees and more than 80 offices throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.

Investor Relations Contacts:

Bruce Labovitz	Larry Clark
ir@bowman.com	lclark@bowman.com
(703) 787-3403	(310) 622-8223

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	September 30, 2023	December 31, 2022
	(Unaudited )
ASSETS
Current Assets
Cash and equivalents	$14,431	$13,282
Accounts receivable, net	85,229	64,443
Contract assets	28,904	16,321
Notes receivable - officers, employees, affiliates, current portion	934	1,016
Prepaid and other current assets	15,933	7,068

Total current assets	145,431	102,130
Non-Current Assets
Property and equipment, net	28,088	25,104
Operating lease, right-of-use assets	38,205	30,264
Goodwill	75,731	53,210
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,383	1,417
Other intangible assets, net	38,177	27,950
Deferred tax asset, net	24,893	13,759
Other assets	1,149	1,020

Total Assets	$353,960	$255,757

LIABILITIES AND EQUITY
Current Liabilities
Revolving Credit Facility	$22,379	$—
Accounts payable and accrued liabilities	43,499	40,293
Contract liabilities	7,911	6,370
Notes payable, current portion	10,257	10,168
Operating lease obligation, current portion	8,289	6,949
Finance lease obligation, current portion	6,396	5,297

Total current liabilities	98,731	69,077
Non-Current Liabilities
Other non-current obligations	32,441	356
Notes payable, less current portion	13,157	16,276
Operating lease obligation, less current portion	35,670	28,087
Finance lease obligation, less current portion	14,880	14,254
Pension and post-retirement obligation, less current portion	4,880	4,848

Total liabilities	$199,759	$132,898
Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	$—	$—
Common stock, $0.01 par value; 30,000,000 shares authorized; 17,164,788 shares issued and 14,634,602 outstanding, and 15,949,805 shares issued and 13,556,550 outstanding, respectively	171	159
Additional paid-in-capital	196,731	162,922
Accumulated other comprehensive income	546	578
Treasury stock, at cost; 2,530,186 and 2,393,255, respectively	(24,425)	(20,831)
Stock subscription notes receivable	(112)	(173)
Accumulated deficit	(18,710)	(19,796)

Total shareholders’ equity	$154,201	$122,859

TOTAL LIABILITIES AND EQUITY	$353,960	$255,757

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED INCOME STATEMENT

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Gross Contract Revenue	$94,434	$71,246	$253,290	$186,105
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	33,383	27,641	94,287	73,353
Sub-consultants and expenses	12,310	6,343	29,811	17,086

Total contract costs	45,693	33,984	124,098	90,439

Operating Expenses:
Selling, general and administrative	41,735	31,916	113,717	82,819
Depreciation and amortization	4,500	3,138	12,785	8,350
(Gain) on sale	(110)	(11)	(347)	(44)

Total operating expenses	46,125	35,043	126,155	91,125

Income from operations	2,616	2,219	3,037	4,541

Other expense	1,495	595	3,852	2,086

Income (loss) before tax expense	1,121	1,624	(815)	2,455
Income tax (benefit) expense	(62)	(1,773)	(1,901)	(2,079)

Net income	$1,183	$3,397	$1,086	$4,534

Earnings allocated to non-vested shares	146	504	$140	$731

Net income attributable to common shareholders	$1,037	$2,893	$946	$3,803

Earnings per share
Basic	$0.08	$0.26	$0.08	$0.36
Diluted	$0.08	$0.25	$0.07	$0.34
Weighted average shares outstanding:
Basic	12,814,971	11,304,946	12,304,751	10,669,221
Diluted	13,793,120	11,768,411	13,437,841	11,129,478

BOWMAN CONSULTING GROUP LTD.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended September 30,
	2023	2022
Cash Flows from Operating Activities:
Net Income	$1,086	$4,534
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	7,172	6,366
Amortization of intangible assets	5,613	1,984
Gain on sale of assets	(347)	(44)
Bad debt	630	527
Stock based compensation	18,280	11,487
Accretion of discounts on notes payable	459	—
Deferred taxes	(11,134)	(833)
Deferred rent	—	(323)
Changes in operating assets and liabilities, net of acquisition of businesses
Accounts receivable	(14,581)	(12,356)
Contract assets	(8,118)	(104)
Prepaid expenses and other assets	(4,370)	(4,376)
Accounts payable and accrued expenses	19,752	5,122
Contract liabilities	(2,171)	186

Net cash provided by operating activities	12,271	12,170
Cash Flows from Investing Activities:
Purchases of property and equipment	(2,081)	(901)
Fixed assets converted to lease financing	—	196
Proceeds from sale of assets and disposal of leases	347	54
Payments received under loans to shareholders	115	151
Acquisitions of businesses, net of cash acquired	(15,442)	(14,806)
Collections under stock subscription notes receivable	62	75

Net cash used in investing activities	(16,999)	(15,231)

Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	—	15,475
Borrowings under revolving credit facility	22,379	—
Repayments under fixed line of credit	(381)	(547)
Repayment under notes payable	(8,715)	(2,720)
Payments on finance leases	(4,989)	(4,575)
Payments for purchase of treasury stock	(3,594)	(2,368)
Proceeds from issuance of common stock	1,177	1,021

Net cash provided by financing activities	5,877	6,286

Net increase in cash and cash equivalents	1,149	3,225

Cash and cash equivalents, beginning of period	13,282	20,619

Cash and cash equivalents, end of period	$14,431	$23,844

Supplemental disclosures of cash flow information:
Cash paid for interest	$2,815	$1,131

Cash paid for income taxes	$900	383

Non-cash investing and financing activities:
Property and equipment acquired under finance lease	$(6,724)	$(6,623)

Note payable converted to common shares	$(672)	$—

Issuance of notes payable for acquisitions	$(6,277)	$(16,059)

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF EPS TO ADJUSTED EPS

(amounts in thousands except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Net Income (GAAP)	$1,183	3,397	1,086	4,534
+ tax expense (benefit) (GAAP)	(62)	(1,773)	(1,901)	(2,079)

Income (loss) before tax expense (GAAP)	1,121	1,624	(815)	2,455
+ acquisition related expenses	555	391	2,177	1,436
+ amortization of intangibles	1,948	743	5,613	1,984
+ non-cash stock comp related to pre-IPO	1,744	2,060	5,207	6,113
+ other non-core expenses	560	—	674	215

Adjusted income before tax expense	5,928	4,818	12,856	12,203
Adjusted income tax (benefit) expense	620	(1,555)	1,665	(822)

Adjusted net income	$5,308	$6,373	$11,191	$13,025

Adjusted earnings allocated to non-vested shares	655	947	1,438	2,100

Adjusted net income attributable to common shareholders	$4,653	$5,426	$9,753	$10,925

Earnings per share (GAAP)
Basic	$0.08	$0.26	$0.08	$0.36
Diluted	$0.08	$0.25	$0.07	$0.34
Adjusted earnings per share (Non-GAAP)
Basic	$0.36	$0.48	$0.79	$1.02
Diluted	$0.34	$0.46	$0.73	$0.98
Weighted average shares outstanding
Basic	12,814,971	11,304,946	12,304,751	10,669,221
Diluted	13,793,120	11,768,411	13,437,841	11,129,478

Basic Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Earnings per share (GAAP)	$0.08	$0.26	$0.08	$0.36
Pre-tax basic per share adjustments	$0.38	$0.16	$0.97	$0.78

Adjusted earnings per share before tax expense	$0.46	$0.42	$1.05	$1.14
Tax expense (benefit) per share adjustment	$0.05	$(0.14)	$0.14	$(0.08)

Adjusted earnings per share - adjusted net income	$0.41	$0.56	$0.91	$1.22

Adjusted earnings per share allocated to non-vested shares	$0.05	$0.08	$0.12	$0.20

Adjusted earnings per share attributable to common shareholders	$0.36	$0.48	$0.79	$1.02

Diluted Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Earnings per share (GAAP)	$0.08	$0.25	$0.07	$0.34
Pre-tax diluted per share adjustments	$0.35	$0.16	$0.89	$0.76

Adjusted earnings per share before tax expense	$0.43	$0.41	$0.96	$1.10
Tax expense (benefit) per share adjustment	$0.04	$(0.13)	$0.12	$(0.07)

Adjusted earnings per share - adjusted net income	$0.39	$0.54	$0.84	$1.17

Adjusted earnings per share allocated to non-vested shares	$0.05	$0.08	$0.11	$0.19

Adjusted earnings per share attributable to common shareholders	$0.34	$0.46	$0.73	$0.98

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(amounts in thousands except per share data)

Condensed Combined Statement of Operations Reconciliation	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Gross contract revenue	$94,434	$71,246	$253,290	$186,105
amortization)	45,693	33,984	124,098	90,439
Operating expense	46,125	35,043	126,155	91,125

Income from operations	2,616	2,219	3,037	4,541
Other expense	1,495	595	3,852	2,086
Income tax expense (benefit)	(62)	(1,773)	(1,901)	(2,079)

Net income	$1,183	$3,397	$1,086	$4,534

Net margin	1.3%	4.8%	0.4%	2.4%

Other financial information [1]
Net service billing	$82,124	$64,903	$223,479	$169,019
Adjusted EBITDA	15,057	9,624	35,783	24,606
Adjusted EBITDA margin, net	18.3%	14.8%	16.0%	14.6%

Gross Revenue to Net Service Billing Reconciliation	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Gross contract revenue	$94,434	$71,246	$253,290	$186,105
Less: sub-consultants and other direct expenses	12,310	6,343	29,811	17,086

Net service billing	$82,124	$64,903	$223,479	$169,019

Adjusted EBITDA Reconciliation	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2023	2022	2023	2022
Net Service Billing	$82,124	$64,903	$223,479	$169,019

Net Income	$1,183	$3,397	$1,086	$4,534
+ interest expense	1,538	538	3,545	1,223
+ depreciation & amortization	4,500	3,138	12,785	8,350
+ tax (benefit) expense	(62)	(1,773)	(1,901)	(2,079)

EBITDA	$7,159	$5,300	$15,515	$12,028
+ non-cash stock compensation	7,158	4,214	18,480	11,487
+ transaction related expenses	63	—	186	—
+ settlements and other non-core expenses	560	—	674	215
+ acquisition expenses	117	110	928	876

Adjusted EBITDA	$15,057	$9,624	$35,783	$24,606
Adjusted EBITDA margin, net	18.3%	14.8%	16.0%	14.6%

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

(Unaudited)

(dollars in thousands)	For the three months ended September 30,
Consolidated Gross Revenue	2023	%	2022	%	Change	Change
Building Infrastructure	51,909	55.0%	44,765	62.8%	7,144	16.0%
Transportation	19,769	20.9%	13,218	18.6%	6,551	49.6%
Power and Utilities	18,586	19.7%	8,809	12.4%	9,777	111.0%
Emerging Markets[1]	4,170	4.4%	4,454	6.2%	(284)	(6.4)%

Total	94,434	100.0%	71,246	100.0%	23,188	32.5%

(dollars in thousands)	For the nine months ended September 30,
Consolidated Gross Revenue	2023	%	2022	%	Change	% Change
Building Infrastructure	144,862	57.2%	126,093	67.8%	18,769	14.9%
Transportation	51,658	20.4%	26,464	14.2%	25,194	95.2%
Power and Utilities	47,481	18.7%	24,370	13.1%	23,111	94.8%
Emerging Markets[1]	9,289	3.7%	9,178	4.9%	111	1.2%

Total	253,290	100.0%	186,105	100.0%	67,185	36.1%

(dollars in thousands)	For the three months ended September 30,
Organic v Acquired Revenue [2]	2023	%	2022	%	Change	% Change
Baseline organic revenue	79,003	83.7%	71,078	99.8%	7,925	11.1%
Acquired revenue	15,431	16.3%	168	0.2%	15,263	n/a

Total	94,434	100.0%	71,246	100.0%	23,188	32.5%

(dollars in thousands)	For the nine months ended September 30,
Organic v Acquired Revenue [2]	2023	%	2022	%	Change	% Change
Baseline organic revenue	226,240	89.3%	185,937	99.9%	40,303	21.7%
Acquired revenue	27,050	10.7%	168	0.1%	26,882	n/a

Total	253,290	100.0%	186,105	100.0%	67,185	36.1%

[1]

Adjusted for change, represents mining, water resources and other. Effective 12/31/2022, we reclassified renewables as power & utilities. For nine months ended September 30, 2022, $4.4 million of renewables revenue was reclassified accordingly for consistency.

[2]	After four quarters post-closing, acquired revenue is reclassified as organic; this results in a change from previously reported numbers.

BOWMAN CONSULTING GROUP LTD.

GROSS BACKLOG BY CATEGORY AT SEPTEMBER 30, 2023

(Unaudited)

Category	Percentage
Building Infrastructure	54%
Transportation	25%
Power and Utilities	19%
Emerging Markets	2%

TOTAL	100%